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                          SECURITIES AND EXCHANGE COMMISSION


                                WASHINGTON, D.C. 20549

                                       FORM 8-K

                    ----------------------------------------------

                                    CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of the
                         Securities and Exchange Act of 1934



                          DATE OF REPORT:   OCTOBER 28, 1996
                          (Date of earliest event reported)


                      ------------------------------------------

                               ECKLER INDUSTRIES, INC.
                (Exact name of registrant as specified in its charter)

                      ------------------------------------------

    FLORIDA                    1-14082                        59-1469577
(State or other        (Commission File Number)             (IRS Employer
 jurisdiction of                                          Identification No.)
incorporation or
  organization)


               5200 SOUTH WASHINGTON AVENUE, TITUSVILLE, FLORIDA 32780
                  (Address of principal executive offices, zip code)

                                    (407) 269-9680
                 (Registrant's Telephone number, including area code)


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Item 5.     Other Events.
----------------------------

    On October 29, 1996, the Registrant announced that it had entered into a letter of intent with Smart Choice Holdings, Inc. A copy of the letter of intent is included as an Exhibit to this Form 8-K.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.
--------------------------------------------------------------------------------

(a) Financial Statements of Business Acquired:  None
    -----------------------------------------

(b) Pro Forma Financial Information:  None
    -------------------------------

(c) Exhibits:
    --------

    2.1 Letter of Intent dated October 28, 1996, by and between Eckler Industries, Inc. and Smart Choice Holdings, Inc.

    2.2  Press Release dated October 29, 1996.


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                                      SIGNATURE


Pursuant to the requirements of the Securities and Exchange Commission Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  ECKLER INDUSTRIES, INC.


                                  By: /s/ Ralph H. Eckler
                                     -------------------------------------
                                     Ralph H. Eckler
                                     President and Chief Executive Officer


Date:    October 29, 1996


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